UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): November 10, 2010

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	22-2465204
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1615 West Chester Pike, Suite 200 West Chester, PA	19382
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

Not Applicable

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On November 10, 2010, the stockholders of Nobel Learning Communities, Inc. (the “Company”) approved the Nobel Learning Communities, Inc. 2010 Omnibus Incentive Equity Compensation Plan (the “Plan”), which was submitted to the stockholders for approval at the Annual Meeting (as defined below).

The Plan provides for the grant of incentive stock options (“ISOs”) to employees of the Company and any parent or subsidiary of the Company, and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards (collectively, with the ISOs, the “Awards”) to the employees, directors, consultants and other service providers of the Company and any parent or subsidiary of the Company.

The maximum aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”) that may be issued under the Plan is 1,400,000. The maximum number of shares underlying performance awards denominated in shares that may be granted during a calendar year to any grantee shall be 150,000 and the maximum dollar value of performance awards denominated in cash that may be granted during a calendar year to any grantee shall be $1,000,000.

Pursuant to the Plan, the Company’s Board of Directors (the “Board”) has authorized the Compensation Committee of the Board (the “Compensation Committee”) to administer the Plan. The Compensation Committee will have the authority to determine, in its discretion, (i) the employees, directors, consultants or service providers to whom Awards may be granted; (ii) the type of Award to be granted; (iii) the number of shares of Common Stock to be covered by an Award; and (iv) the conditions upon which Awards will become exercisable or settled. The Compensation Committee also will have the authority, under certain circumstances, to accelerate the vesting or exercisability of an Award, and to modify or amend each Award unless such modification or amendment will impair the rights of a grantee in which event the consent of such affected grantee is required.

The exercise price of any stock option granted under the Plan will be the fair market value of the Common Stock on the date the option is granted (or, in the case of ISOs granted to a stockholder that owns more than 10% of the Company’s outstanding Common Stock, 110% of the fair market value), which as long as our Common Stock is traded on a national securities exchange, will equal the closing price of our Common Stock on such exchange on the date of grant. The Compensation Committee may determine the option exercise period for each option; provided, however, that the exercise period may not exceed ten (10) years from the date of grant (or, in the case of ISOs granted to a stockholder that owns more than 10% of the Company’s outstanding Common Stock, five (5) years from the date of grant). Vesting for each option will also be determined by the Compensation Committee.

The Plan will not expire on any particular date. The Compensation Committee may continue to grant awards so long as shares remain available, provided that no new ISOs will be granted after November 10, 2020 (the tenth anniversary of the date the 2010 Plan was approved by the Company’s stockholders) or, if the stockholders approve an amendment that increases the number of shares subject to the 2010 Plan, the tenth anniversary of the date of such approval.

The Board may amend, alter or discontinue the 2010 Plan at any time; provided however, that any amendment that increases the aggregate number of shares of our Common Stock that may be issued under the 2010 Plan or modifies the requirements as to eligibility for participation, will be subject to approval by our stockholders.

A copy of the Plan is incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 16, 2010, and a form of restricted stock award agreement under the Plan is filed herewith as Exhibit 10.2. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 10, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 10,550,701 shares of the Company’s Common Stock were entitled to vote as of September 16, 2010, the record date for the Annual Meeting, of which 8,563,046 were present in person or by proxy at the Annual Meeting.

At the Annual Meeting, the stockholders of the Company were asked to elect each of George H. Bernstein, Michael J. Rosenthal and David L. Warnock to serve as Class II directors of the Board for a 3-year term expiring on the date of the Company’s 2013 Annual Meeting of Stockholders. The results of the vote taken at the Annual Meeting with respect to the election of Messrs. Bernstein, Rosenthal and Warnock as Class II directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
George H. Bernstein	3,463,090	25,070	5,074,886
Michael J. Rosenthal	3,461,090	27,070	5,074,886
David L. Warnock	3,381,465	106,695	5,074,886

At the Annual Meeting, the stockholders were also asked to approve the Company’s 2010 Omnibus Incentive Equity Compensation Plan (the “2010 Plan”). The results of the vote taken at the Annual Meeting with respect to approval of the 2010 Plan were as follows:

	For	Against	Abstentions	Broker Non-Votes
Approval of 2010 Plan	2,843,289	642,008	2,863	5,074,886

Finally, the stockholders were also asked to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 2, 2011. The results of the vote taken at the Annual Meeting with respect to the ratification of the appointment of Grant Thornton LLP were as follows:

	For	Against	Abstentions	Broker Non-Votes
Ratification of Grant Thornton LLP	8,546,749	3,670	12,627	0

Each of the aforementioned proposals submitted to the stockholders at the Annual Meeting was approved by the final voting results set forth above.

Item 8.01	Other Information.

On November 10, 2010, the Board adopted revised stock ownership guidelines pursuant to which the Company’s directors will be expected to acquire and retain common stock of the Company equal to at least 3 times the annual cash retainer paid to them by the Company. Directors will be expected to comply with this guideline by the later of the Company’s 2011 annual meeting or the third anniversary of their election to the Board.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description of Document
10.1	Nobel Learning Communities, Inc. 2010 Omnibus Incentive Equity Compensation Plan (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8, filed with the SEC on November 16, 2010).

10.2*	Form of Restricted Award Agreement for Director Grants.

*	– Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: November 17, 2010	By:	/s/ George H. Bernstein
Name: George H. Bernstein
Title: Chief Executive Officer

EXHIBIT LIST

Number	Description of Document
10.2	Form of Restricted Award Agreement for Director Grants.